Summary Prospectus	July 17, 2014

Class (Ticker Symbol): A (SBFAX), C (SFSLX), FI (—), R (—), R1 (—), I (LMRIX)

LEGG MASON

INVESTMENT COUNSEL

FINANCIAL SERVICES FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated July 17, 2014 and as may be amended or further supplemented, the fund’s statement of additional information, dated July 17, 2014 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2014, are incorporated by reference into this Summary Prospectus.

Investment objective

The fund seeks long-term capital appreciation by investing primarily in common stocks.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 17 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 57 under the heading “Sales Charge Waivers and Reductions.”

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

The fund no longer offers Class R1 shares for purchase by new or existing investors.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None
Small account fee[1]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I
Management fees	0.80	0.80	0.80	0.80	0.80	0.80
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	1.00	None
Other expenses	0.41	0.33	0.38[2]	0.38[2]	0.38[2]	0.25
Total annual fund operating expenses	1.46	2.13	1.43	1.68	2.18	1.05

[1]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.
[2]	“Other expenses” for Class FI, Class R and Class R1 shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

—	You invest $10,000 in the fund for the time periods indicated
—	Your investment has a 5% return each year and the fund’s operating expenses remain the same
—	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	715	1,010	1,326	2,222
Class C (with redemption at end of period)	316	667	1,144	2,462
Class C (without redemption at end of period)	216	667	1,144	2,462
Class FI (with or without redemption at end of period)	146	453	782	1,714
Class R (with or without redemption at end of period)	171	529	912	1,987
Class R1 (with or without redemption at end of period)	221	682	1,169	2,513
Class I (with or without redemption at end of period)	107	334	579	1,282

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Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. The fund may invest its assets in securities of foreign financial services companies.

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Financial services companies risk. The fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect

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this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Foreign investments and emerging market risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

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Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class C shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The S&P Financials Index is a subset of, and one of ten sectors in, the S&P 500 Index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

The performance information in the Prospectus for the periods prior to March 16, 2007 is that of the Legg Mason Financial Services Fund (the “LM Fund”). The fund’s predecessor acquired the assets and liabilities of the LM Fund in a reorganization on March 16, 2007 (the “March 2007

Legg Mason Investment Counsel Financial Services Fund	5

Reorganization”). The LM Fund offered classes of shares similar to the fund’s Class A and Class C shares, known as the Financial Intermediary Class and Primary Class, respectively. The LM Fund’s performance and financial history have been adopted by the fund and, for periods prior to March 16, 2007, are included in the fund’s performance and financial history. Class A shares are carrying forward the performance of the LM Fund’s Financial Intermediary Class shares and Class C shares are carrying forward the performance of the LM Fund’s Primary Class shares. The total returns for Class C shares in the bar chart below for the periods prior to March 16, 2007 are those of the LM Fund’s Primary Class, which have not been restated to reflect any difference in expenses and do not reflect the impact of sales charges. If they did, the returns would be lower than those shown.

The performance for the fund’s Class A and Class C shares in the table for the periods prior to March 16, 2007 has been restated to reflect differences in sales charges but has not been restated to reflect differences in expenses.

Best Quarter (03/31/2012): 13.74    Worst Quarter (09/30/2011): (15.14)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2014, was (0.78)

Average annual total returns (%)
(for periods ended December 31, 2013)
Class C	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	38.12	14.26	6.05
Return after taxes on distributions	38.12	14.26	5.35
Return after taxes on distributions and sale of fund shares	21.58	11.48	4.94
Other Classes (Return before taxes only)
Class A	31.97	13.72	6.18
Class I1	40.70	15.38	N/A	9.10	03/25/2008
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	32.39	17.94	7.40
S&P 500 Financials Index (reflects no deductions for fees, expenses or taxes)	35.63	13.75	(0.26)

[1]	For Class I shares, for the period from the class’ inception date to December 31, 2013, the average annual total returns of the S&P 500 Index and the S&P 500 Financial Index were 7.92% and (1.34%), respectively.

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The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Investment Counsel, LLC (“LMIC”)

Portfolio managers: Christopher Perry, CFA, and Lee Robertson, CFA. Mr. Perry (Principal at LMIC) and Mr. Robertson (Principal at LMIC) have been responsible for the day-to-day portfolio management of the fund since June 2014.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class R1[1]	Class I
General	1,000/50	1,000/50	N/A	N/A	N/A	1 million/ None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	N/A	1 million/ None*
IRAs	250/50	250/50	N/A	N/A	N/A	1 million/ None*
SIMPLE IRAs	None/ None	None/ None	N/A	N/A	N/A	1 million/ None*
Systematic Investment Plans	50/50	50/50	N/A	N/A	N/A	1 million/ None*
Clients of Eligible Financial Intermediaries	None/ None	N/A	None/ None	N/A	N/A	None/ None
Eligible Investment Programs	None/ None	N/A	None/ None	None/ None	N/A	None/ None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/ None	None/ None	None/ None	None/ None	N/A	None/ None
Other Retirement Plans	None/ None	None/ None	N/A	N/A	N/A	1 million/ None*
Institutional Investors	1,000/50	1,000/50	N/A	N/A	N/A	1 million/ None

[1]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

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Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504. On or about September 8, 2014, contact the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

FD01756SP 07/14

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